                                                                    Exhibit 10.1


          AMENDMENT NO. 1 dated May 9, 1997 between Physician Support Systems, Inc. and its subsidiaries identified on the signature pages hereto and Corestates Bank, N.A., as a lender and as Agent for the several lenders.

                                 Introduction
                                 ------------

          Physician Support Systems, Inc. and its subsidiaries identified on the signature pages hereto (collectively, the "Borrowers") entered into a Loan Agreement dated December 13, 1996 (the "Loan Agreement") with Corestates Bank, N.A., as a lender and as Agent for the several lenders referred to therein ("Corestates"). Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

          The Borrowers and Corestates desire to amend the Loan Agreement as set forth in this Amendment.

          Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and Corestates agree as follows:

          1. Amendment to Defined Terms.
             --------------------------

          (a) Subsection 1.2 of the Loan Agreement is hereby amended by deleting the definition of the defined term set forth below and replacing it with the definition set forth below opposite such defined term.

          "Line of Credit Termination Date" shall mean January 1, 1999, unless extended in writing by the Agent.

          2. Amendment of Section 2.17.  Section 2.17 of the Loan Agreement is
             -------------------------
hereby amended by deleting such subsection in its entirety and replacing it with the following:

          "2.17 Limitations on Revolving Credit Advances.  Except for the
                ----------------------------------------
     repayment on the Closing Date of certain obligations owed to the Bank of New York, Revolving Credit Advances may only be used to finance acquisitions by the Borrowers or their wholly-owned Subsidiaries of companies engaged in businesses with lines of business similar to the lines of business in which Borrowers are currently engaged. Provided, however, that Borrowers may borrow on a one-time basis, an amount not exceeding $2,648,973.00 for the purpose of reducing the balance then outstanding on the Line of Credit, subject to paragraph 2.1(a) of this Loan Agreement.
     If, in connection with any such acquisition, (a) a Borrower requests a Revolving Credit Advance, and (b) the sum of (i) the aggregate amount of all Revolving Credit Advances outstanding at such time and (ii) such requested

     Revolving Credit Advance exceeds $10,000,000, then such acquisition must be approved by the Agent, which approval shall not be unreasonably withheld or delayed."

          3.  Amendment to Sections 5.10 and 5.11.  Sections 5.10 and 5.11 of
              -----------------------------------
the Loan Agreement are hereby amended by deleting such subsections in their entirety and replacing them with the following:

          "5.10.  Funded Debt to Cash Flow.  PSS will maintain on a consolidated
                  ------------------------
     basis at each fiscal quarter end beginning March 31, 1997, a ratio of Funded Debt to Net Cash flow of not greater than the following:

       Quarter Ending                       Maximum Ratio
       --------------                       -------------

       March 31, 1997                        3.5 to 1.0
        June 30, 1997                       3.75 to 1.0
   September 30, 1997                        3.5 to 1.0

          Thereafter, PSS will maintain, on a consolidated basis at each fiscal quarter end, a ratio of Funded Debt to Net Cash Flow of not greater than the following ratios based on the aggregate outstanding Revolving Credit Advances and Term Loans:

     Outstanding Revolving Credit
       Advances and Term Loans              Maximum Ratio
       -----------------------               -------------

     $10,000,000 or less                    2.00 to 1.0
     $10,000,001 to $20,000,000             2.50 to 1.0
     $20,000,001 to $30,000,000             2.75 to 1.0"

          "5.11 Fixed Charge Coverage Ratio.  PSS will maintain on a
                ---------------------------
     consolidated basis at each fiscal quarter end beginning March 31, 1997, a ratio of Net Cash Flow to Fixed Charges of not less than the following:

       Quarter Ending                       Minimum Ratio
       --------------                       -------------

       March 31, 1997                       3.5 to 1.0
        June 30, 1997                       3.5 to 1.0
   September 30, 1997                       3.5 to 1.0
    December 31, 1997 and                   3.0 to 1.0"
each quarter end thereafter

          4.  Effect on Loan Agreement.  Except as amended by this Amendment,
              ------------------------
the Loan Agreement shall remain unchanged, and the Loan Agreement, as amended hereby, shall remain in full force and effect. The Borrowers hereby ratify and confirm all of the terms of the Loan Agreement as amended hereto.

          5.  Miscellaneous.  This Amendment may be signed in any number of
              -------------
counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PHYSICIAN SUPPORT SYSTEMS, INC.          PSS PBS NORTHWEST, INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   -------------------------                ------------------------

SPRING ANESTHESIA GROUP, INC.            PSS ALM, INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   --------------------------               ------------------------

INDEPENDENT ANESTHESIA IPA OF            SYNERGISTIC SYSTEMS, INC.
 CALIFORNIA, INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   --------------------------               ------------------------

INDEPENDENT ANESTHESIA IPA OF            EE&C FINANCIAL SERVICES,
 ARIZONA, INC.                            INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   --------------------------               -------------------------

NORTH COAST HEALTH CARE                  PSS EE&C HEALTH SERVICES,
 MANAGEMENT, INC.                         INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   --------------------------               --------------------------

NORTH COAST ACCOUNT SYSTEMS, INC.        MED-DATA INTERFACE
                                          SYSTEMS, INC.

By /s/ David S. Geller                   By /s/ David S. Geller
   --------------------------               --------------------------

MEDICAL MANAGEMENT SUPPORT,              MEDICAL INTERCEPT
 INC.                                     SYSTEMS, INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   -------------------------                --------------------------

DATA PROCESSING SYSTEMS, INC.            PSS C-CARE, INC.


By /s/ David S. Geller                    By /s/ David S. Geller
   -------------------------                --------------------------

C-CARE, INC.                             H.O.P.E. ENTERPRISES GROUP,
                                          INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   -------------------------                --------------------------

PROFESSIONAL MEDICAL RECOVERY            PHYSERV SOLUTIONS, INC.
 SERVICE, INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   -------------------------                --------------------------

REVENUE PRODUCTION MANAGEMENT,           PSS REVENUE PRODUCTION
 INC.                                     MANAGEMENT, INC.


By /s/ David S. Geller                   By /s/ David S. Geller
   --------------------------               --------------------------

CORESTATES BANK, N.A., as Agent          CORESTATES BANK, N.A., as
                                          Lender


By /s/ Gary R. Johnson                   By /s/ Gary R. Johnson
   -------------------------                -------------------------

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